SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 30, 2002

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-8788	SIERRA PACIFIC RESOURCES	88-0198358
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

1-4698	NEVADA POWER COMPANY	88-0045330
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-508	SIERRA PACIFIC POWER COMPANY	88-0044418
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name, former address and former fiscal year, if changed since last report)

Item 5.    Other Events

On October 30, 2002, Nevada Power Company (a subsidiary of Sierra Pacific Resources) announced that it paid in full those power suppliers who earlier this year accepted extended payment terms for summer power supplies. Additionally, Nevada Power disclosed that it refinanced maturing bank debt and secured an accounts receivable purchase facility providing additional liquidity.

On October 31, 2002, Sierra Pacific Power Company (a subsidiary of Sierra Pacific Resources) announced that it refinanced maturing bank debt and secured an accounts receivable purchase facility providing additional liquidity.

A copy of the press releases, dated October 30, 2002, and October 31, 2002, respectively, are attached as Exhibits 99.1 and 99.2 hereto.

Item 7.    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not required

(b)	Pro forma financial information.

Not required

(c)	Exhibits.

99.1    Nevada Power Company Press Release issued October 30, 2002

99.2    Sierra Pacific Power Company Press Release issued October 31, 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIERRA PACIFIC RESOURCES (Registrant)

Date: October 31, 2002	By:	/s/ JOHN E. BROWN
John E. Brown Controller

NEVADA POWER COMPANY (Registrant)

Date: October 31, 2002	By:	/s/ JOHN E. BROWN
John E. Brown Controller

SIERRA PACIFIC POWER COMPANY (Registrant)

Date: October 31, 2002	By:	/s/ JOHN E. BROWN
John E. Brown Controller

Exhibit Index

Exhibit 99.1

Nevada Power Company Press Release issued October 30, 2002

Exhibit 99.2

Sierra Pacific Power Company Press Release issued October 31, 2002